                           PACIFIC ETHANOL MADERA LLC
                                    (Trustor)

                                       to

                              CHICAGO TITLE COMPANY
                                    (Trustee)

                               for the Benefit of

            HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A.,
                             as Administrative Agent
                                  (Beneficiary)
                -------------------------------------------------

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                              (Floating Rate Loan)

                              Dated: April 13, 2006


                      Property Location: Madera, California


               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                              Baker & McKenzie LLP
                              One Prudential Plaza
                                 130 E. Randolph
                                Chicago, IL 60601
                        Attention: Christopher L. Kopecky

================================================================================

          This DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust"), made as of April 13, 2006, by PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("Trustor"), 31470 Avenue 12, Madera, California 93638, to CHICAGO TITLE COMPANY, having an address of 7730 North Palm, Suite 101, Fresno, California 93711 ("Trustee"), as Trustee, for the benefit of HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A., a national banking association as Administrative Agent (together with its successors and assigns, hereinafter referred to as "Beneficiary"), having an address of 101 Post Road East, Westport, Connecticut 06880.

                                   WITNESSETH

          WHEREAS, Trustor is the owner of the real property described on Exhibit A attached hereto (the "Site");

          WHEREAS, Trustor proposes to construct and operate on the Site an ethanol production facility and other facilities that are ancillary, incidental, necessary or related to the marketing, management, servicing, ownership or operation of the foregoing (the "Project");

          WHEREAS, Trustor and Beneficiary have entered into a Construction and Term Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "Loan Agreement") pursuant to which Beneficiary is making secured loans to Trustor in the aggregate maximum principal amount of up to Thirty Four Million Dollars ($34,000,000.00) (the "Loan");

          WHEREAS, the Loan is evidenced by Construction Loan Notes dated the date hereof made by Trustor to Beneficiary (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, including without limitation, by Term Loan Notes, the "Notes"); and

          WHEREAS, capitalized terms not otherwise defined in this Deed of Trust shall have the respective meanings given such terms in the Loan Agreement and the Loan Agreement will control the implementation and interpretation of this Deed of Trust in the event of inconsistency between the two documents;

          NOW, THEREFORE, to secure the payment of the Notes and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Notes, this Deed of Trust, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the "Loan Documents"), Trustor has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Trustee, in trust for the benefit of Beneficiary, WITH POWER OF SALE, all right, title, interest and estate of Trustor in and to the Site, and the buildings, structures, fixtures and other improvements now or hereafter located thereon;

          TOGETHER WITH: all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the property, rights, interests and estates hereinafter described are collectively referred to herein as the "Trust Property"):

          (a) the Site;

          (b) all buildings, improvements and fixtures now or hereafter located on the Site, including, but not limited to, the Project and the Grain Facilities (the "Improvements");

          (c) all of the estate, right, title, claim or demand of any nature whatsoever of Trustor, either in law or in equity, in possession or expectancy, in and to the Site and the Improvements or any part thereof;

          (d) any and all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, revocable consents, options, appendages and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Trust Property (including, but not limited to, any and all development rights, option rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Site or now or hereafter transferred to the Site) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Site to the center line thereof;

          (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Trustor, or in which Trustor has an interest, now or hereafter located upon the Site, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Trust Property and all equipment, materials, supplies, apparatus and other items now or hereafter attached to, installed in or used on the Site (temporarily or permanently) of any nature whatsoever and all renewals, replacements and substitutions thereof and additions thereto, including but not limited to any and all partitions, ducts, shafts, pipes, radiators, conduits, wiring, floor coverings, awnings, motors, engines, boilers, stokers, pumps, dynamos, transformers, turbines, generators, fans, blowers, vents, switchboards, elevators, mail or coal conveyors, escalators, compressors, furnaces, cleaning equipment, call and sprinkler systems, fire extinguishing apparatus, water and other tanks, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling systems and water, gas, telephone, telecommunications, telemetry and electric equipment (collectively, the "Equipment");

          (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Trust Property, whether from state fund sharing or from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), changes of grade of street or for any other injury to or decrease in the value of the Trust Property, whether direct or consequential, which said awards and payments are hereby assigned to Beneficiary, and Beneficiary is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor;

          (g) all refunds or rebates of Taxes (as hereinafter defined) or charges in lieu of Taxes now or hereafter assessed or levied against the Trust Property;

          (h) all franchises, concessions, permits, licenses, contracts and other agreements relating to the operation and use of the Trust Property;

          (i) all leases (including oil, gas and other mineral leases), subleases, real property licenses, and other agreements granting rights to use or occupy the Trust Property now or hereafter entered into and any renewals or extensions thereof (collectively, the "Leases"; provided, however, that the term Leases shall not include any operation and maintenance agreements, management agreements or supply agreements related to the Trust Property);

          (j) the right to receive and apply the rents, issues and profits of the Trust Property under the Leases (collectively, the "Rents") to the payment of the Obligations;

          (k) all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code of the State of California (the "Uniform Commercial Code") and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Trust Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Trust Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Trust Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities;

          (l) subject to the terms of the Loan Agreement, all proceeds of and any unearned premiums on any insurance policies covering the Trust Property, including without limitation the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property;

          (m) to the extent permitted by Law, the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Trust Property and to commence any action or proceeding to protect the interest of Beneficiary in the Trust Property;

          (n) all plans and specifications prepared for or in connection with the Improvements and all studies, data and drawings related thereto;

          (o) all building materials and goods which are procured or are hereafter procured for use on or in connection with the Improvements or the construction of additional Improvements, whether or not such materials and goods have been delivered to the Site; and

          (p) all products and proceeds of any of the Trust Property herein described.

          TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the proper use and benefit of Beneficiary, and the successors and assigns of Beneficiary, forever, to secure the following obligations (hereinafter collectively referred to as the "Obligations"):

          (i) payment of the indebtedness evidenced by the Notes delivered by Trustor to the Lenders pursuant to the Loan Agreement;

          (ii) payment, performance and observance of each term, covenant and condition to be paid, performed or observed by Trustor under the Loan Agreement, the Notes and the other Loan Documents;

          (iii) payment of all sums required to be paid and performance and observance of each term, covenant and condition contained in this Deed of Trust to be performed or observed by Trustor under this Deed of Trust;

          (iv) payment of all sums expended or advanced by Beneficiary pursuant to the terms of this Deed of Trust, the Loan Agreement or any other Loan Documents;

          (v) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Trustor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under
     Section 362(a) of Title 11 of the United States Code (the "Bankruptcy Code"), and

          (vi) the costs and expenses of enforcing any provision of any Loan Document.

          TO HAVE AND TO HOLD the Trust Property unto and to the use and benefit of Beneficiary and its successors and assigns, forever;

          PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay to Beneficiary the Obligations at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

          AND Trustor represents and warrants to and covenants and agrees with Beneficiary as follows:

                           PART I - GENERAL PROVISIONS

          1. Payment of Obligations and Incorporation of Covenants, Conditions and Agreements. Trustor shall pay the Obligations at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein. All advances made and all indebtedness arising and accruing under the Loan Agreement with respect to the Loans thereunder from time to time will be secured hereby.

          2. Warranty of Title. Subject only to Permitted Liens, Trustor warrants that Trustor is the owner and holder of (i) a valid and subsisting fee estate in and to the Site, (ii) marketable title to the Improvements and Equipment, and (iii) good title to all other portions of the Trust Property. Trustor covenants that Trustor will as required by the Loan Agreement, at all times and at Trustor's sole expense warrant and defend the title to the Trust Property, subject to Permitted Liens, against the claims and demands of all persons whomsoever.

          3. Insurance. Trustor will keep the Improvements and the Equipment insured as will, from time to time, be required in accordance with the Loan Agreement. If at any time Beneficiary is not in receipt of written evidence that all insurance required hereunder and under the Loan Agreement is in full force and effect, Beneficiary has the right to take such action as Beneficiary deems necessary to protect the Trust Property, including without limitation the obtaining of such insurance coverage as Beneficiary determines to be commercially reasonable, and all expenses incurred by Beneficiary in connection with such action or in obtaining such insurance and keeping it in effect will be paid or arranged to be paid by Trustor to Beneficiary upon demand. Any amounts not so paid or arranged to be paid by Trustor will be deemed secured by this Deed of Trust. Trustor will at all times comply with and will cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply in all material respects with the terms, conditions, stipulations and requirements of the insurance policies procured and maintained pursuant to the Loan Agreement (the "Policies"). Because the Site is located in a Federally designated "special flood hazard area," Trustor will at all times maintain flood insurances as required under the Loan Agreement. If the Trust Property is damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Trustor will give prompt notice thereof to Beneficiary and any proceeds received by Beneficiary will be held and disbursed as set forth in the Loan Agreement.

          4. Payment of Taxes, etc. Trustor will pay, or cause to be paid, all taxes or charges in lieu of taxes, assessments, water rates, sewer rents and other charges, now or hereafter levied or assessed against the Trust Property (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, subject, in all events, to Trustor's rights to contest Taxes in accordance with the Loan Agreement. Trustor will deliver to Beneficiary, upon Beneficiary's request, receipted bills, canceled checks and other evidence reasonably satisfactory to Beneficiary evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof (as any such date may be extended pursuant to exercise of the right of Trustor to contest Taxes in accordance with the Loan Agreement).

          5. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Trustor will continue to pay the Obligations at the time and in the manner provided for its payment in the Notes, the Loan Agreement and the Loan Documents and the Obligations will not be reduced until (and only to the extent) any award or payment therefor has been actually received and applied by Beneficiary to the discharge of the Obligations in accordance with the provisions of the Loan

Agreement. Beneficiary will apply the amount of any such award or payment in accordance with the Loan Agreement. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary has the right, whether or not a deficiency judgment on the Obligations has been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less. Trustor will file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary. Trustor hereby irrevocably authorizes and empowers Beneficiary, in the name of Trustor or otherwise to collect and receipt for any such award or payment and to file and prosecute such claim or claims if (a) Trustor fails to do so within a reasonable time prior to the expiration of the period allowed therefor under Applicable Law, or (b) an Event of Default has occurred and is continuing. Although it is hereby expressly agreed that the same will not be necessary in any event, Trustor will, upon demand of Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

          6. Leases and Rents.

          (a) Trustor hereby assigns to Beneficiary as security for the payment of the Obligations and the observance and performance by Trustor of all of the terms, covenants and provisions of this Deed of Trust, the Loan Agreement and the Loan Documents on Trustor's part to be observed or performed, all of Trustor's right, title and interest in and to the Leases and the Rents. Subject to the terms of this paragraph, Beneficiary waives the right to enter the Trust Property for the purpose of collecting the Rents, and grants Trustor the right to collect the Rents. The right of Trustor to collect the Rents may be revoked by Beneficiary upon the occurrence and continuance of any Event of Default by giving prior notice of such revocation to Trustor. Following such notice, Beneficiary may retain and apply the Rents toward payment of the Obligations in accordance with the provisions of the Loan Agreement, or to the operation, maintenance and repair of the Trust Property, and irrespective of whether Beneficiary has commenced a foreclosure of this Deed of Trust or has applied or arranged for the appointment of a receiver. Trustor will not, without the consent of Beneficiary, which consent will not be unreasonably withheld, conditioned or delayed, make, or suffer to be made, any Leases or modify or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Trustor will (i) fulfill or perform each and every provision of the Leases on the part of Trustor to be fulfilled or performed, (ii) promptly send copies of all notices of default that Trustor sends or receives under the Leases to Beneficiary, and (iii) enforce, short of termination of the Leases, the performance or observance of the material provisions thereof by the other parties thereto.

          (b) Trustor agrees that it will not further pledge or assign its interest in any of the Leases, or further assign the Rents so long as any part of the Obligations remains unpaid or unreleased, without the written consent of Beneficiary, which will not be unreasonably withheld or delayed. After commencement of a foreclosure action hereunder, in addition to the rights that Beneficiary may have herein, to the extent permitted by law, Beneficiary may, at its option, require Trustor to pay monthly in advance to Beneficiary or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Trust Property as may be in possession of Trustor.

          (c) Nothing contained in this paragraph will be construed as imposing on Beneficiary any of the obligations of the lessor under the Leases.

          7. Maintenance of the Trust Property. (a) Trustor will cause the Trust Property to be maintained in good condition and repair in accordance with the provisions of the Loan Agreement and will not commit or suffer to be committed any waste of the Trust Property. The Improvements and the Equipment will not be removed, demolished or materially altered (except for normal replacement of the Equipment or as otherwise permitted by the Loan Documents), without the prior written consent of Beneficiary, which will not be unreasonably withheld or delayed.

          (b) Trustor will promptly comply with all Laws and Environmental Laws affecting the Trust Property, or any portion thereof or the use thereof, in accordance with the provisions of the Loan Agreement. Trustor will comply with the requirements of all easements, rights-of-way, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Trust Property. Except as otherwise permitted under the Loan Agreement, Trustor will not modify, amend or terminate, or surrender any of its rights under, rights-of-way, easements, grants, privileges, licenses, franchises or restrictive covenants, without the consent of Beneficiary, which Beneficiary shall not withhold, unless Beneficiary reasonably believes that such action could result in a Material Adverse Effect. Except as otherwise permitted by the terms of the Loan Agreement, Trustor will not alter the use of the Trust Property without the prior written consent of Beneficiary (which will not be unreasonably withheld or delayed), and Trustor will not, without obtaining the prior written consent of Beneficiary (which will not be unreasonably withheld or delayed), initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses that may be made of the Trust Property or any part thereof.

          8. Estoppel Certificates. Trustor, within ten (10) days after request by Beneficiary and at its expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the Obligations and the offsets or defenses thereto, if any.

          9. Transfer or Encumbrance of the Trust Property. Except as otherwise permitted by the terms of the Loan Agreement, no part of the Trust Property and no legal or beneficial interest in Trustor may in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the consent of Beneficiary. The provisions of this paragraph will apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Beneficiary has consented to, or waived by its action or inaction its rights hereunder with respect to any such previous further encumbrance, sale, transfer, assignment or conveyance and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

          10. Notices. All notices, consents, directions, approvals, authorizations, instructions, demands, statements, requests and other communications given or made hereunder or in connection herewith will be sent in accordance with the provisions of Section 8.20 of the Loan Agreement.

          11. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Deed of Trust of any law of the State of California deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Deed of Trust, the Notes, the Loan Agreement, any of the Loan Documents or the Obligations, Trustor will, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Beneficiary, whichever is less; provided, that if, in the opinion of the attorneys for Beneficiary, Trustor is not permitted by law to pay such taxes, Beneficiary has the right, at its option, to add any amount of such taxes to the Obligations.

          12. No Credits on Account of the Obligations. Trustor will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Taxes assessed against the Trust Property or any part thereof and no deduction will otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Obligations.

          13. Other Security for the Obligations. Trustor will observe and perform all of the terms, covenants and provisions on the part of Trustor to be observed and performed contained in the Loan Agreement and the Loan Documents and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Obligations, in whole or in part, or otherwise executed and delivered in connection with the Loan Agreement, the Notes or this Deed of Trust.

          14. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, requires revenue or other stamps to be affixed to the Notes or this Deed of Trust, Trustor will pay or arrange to pay the same, with interest and penalties thereon, if any.

          15. Right of Entry. Beneficiary and its agents have the right to enter and inspect the Trust Property as provided in the Loan Agreement.

          16. Books and Records. Trustor will comply with all of the provisions and requirements of the Loan Agreement concerning its books, records and accounts reflecting the financial affairs of Trustor and the Project.

          17. Performance of Other Agreements. Trustor will observe and perform each and every material term to be observed or performed by Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

          18. Events of Default. The Obligations will become due at the option of Beneficiary if any Event of Default under the Loan Agreement occurs and is continuing ("Events of Default").

          19. Right to Cure Events of Default. If an Event of Default in the performance of any of the covenants of Trustor herein occurs, Beneficiary, without waiving any default or releasing Trustor from any obligation, may (but will be under no obligation to) remedy the same for the account and at the cost and expense of Trustor, and for such purpose has the right to enter upon the Trust Property during normal business hours without thereby becoming liable to Trustor or any person in possession thereof holding under Trustor. If Beneficiary remedies such Event of Default or appears in, defends or brings any action or proceeding to protect its interest in the Trust Property or to foreclose this Deed of Trust or collect the Obligations, all reasonable and documented costs and expenses actually incurred (including without limitation reasonable attorneys' fees) will be paid or arranged to be paid by Trustor to Beneficiary on demand with interest to the date of payment to Beneficiary at the Default Rate. All such costs and expenses incurred by Beneficiary, with interest at the Default Rate, will be secured by this Deed of Trust.

          20. Appointment of Receiver. Beneficiary, in any action to foreclose this Deed of Trust or upon Beneficiary's reasonable determination that actual or threatened waste exists respecting to any part of the Trust Property or upon the occurrence and continuance of any Event of Default hereunder, will be at liberty to apply for the appointment of a receiver of the Rents, and will be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Trust Property as security for the Obligations, or the solvency or insolvency of any person then liable for the payment of the Obligations.

          21. Remedies Upon an Event of Default. Upon the occurrence and continuance of any Event of Default, Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Trust Property, by Beneficiary itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

          (a) declare the entire Obligations to be immediately due and payable;

          (b) institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement or otherwise, for the complete foreclosure of this Deed of Trust, in which case the Trust Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

          (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Obligations then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Obligations not then due;

          (d) sell for cash or upon credit the Trust Property and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

          (f) recover judgment on the Notes either before, during or after any proceeding for the enforcement of this Deed of Trust;

          (g) apply for the appointment of a trustee, receiver, liquidator or conservator of the Trust Property, without notice and without regard for the adequacy of the security for the Obligations and without regard for the solvency of the Trustor or of any person, firm or other entity liable for the payment of the Obligations;

          (h) enforce Beneficiary's interest in the Leases and Rents and enter into or upon the Trust Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and employees therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Trust Property and conduct the business thereat; (B) complete any construction on the Trust Property in such manner and form as Beneficiary reasonably deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property; (D) exercise all rights and powers of Trustor with respect to the Trust Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) apply the receipts from the Trust Property to the payment of the Obligations, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Trust Property, as well as just and reasonable compensation for the services of Beneficiary, and its counsel, agents and employees; or

          (i) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code.

          In the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of the Trust Property.

          22. Trustor as Tenant Holding Over. In the event of any foreclosure sale contemplated under paragraph 21 hereof, Trustor will be deemed to be a tenant holding over and will forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of Law applicable to tenants holding over.

          23. Discontinuance of Proceedings. In case Beneficiary has proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceeding has been withdrawn, discontinued or abandoned for any reason prior to a final determination in such proceedings, then in every such case (a) Trustor and Beneficiary will be restored to their former positions and rights, (b) all rights, powers and remedies of Beneficiary will continue as if no such proceeding had been taken, (c) each and every uncured Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment will be or will be deemed to be a continuing Event of Default and (d) neither the Obligations, this Deed of Trust, the Notes, the Loan Agreement nor the other Loan Documents, will be or will be deemed to have been affected by such withdrawal, discontinuance or abandonment; and Trustor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter conflict with the above.

          24. No Reinstatement. If an Event of Default has occurred and Beneficiary has accelerated the Obligations and proceeded to enforce any right, power or remedy permitted hereunder, then a tender of payment by Trustor or by anyone on behalf of Trustor of any amount less than the amount necessary to satisfy the Obligations in full, or the acceptance by Beneficiary of any such payment so tendered, will not constitute a reinstatement of this Deed of Trust, the Notes, the Loan Agreement or any Loan Document.

          25. Trustor's Waiver of Rights. To the full extent permitted by Law, except as otherwise specifically and expressly provided in this Deed of Trust, the Loan Agreement or any Loan Documents, Trustor waives (i) the benefit of all Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Trust Property and (ii) the benefit of all Laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Obligations, or creating or extending a period of redemption from any sale made in collecting said Obligations. To the full extent that Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, or any so-called "Moratorium Laws" and Trustor, for Trustor and its successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any Law referred to in this paragraph and now in force, of which Trustor, Trustor's successors and assigns or any other person might take advantage despite this paragraph, is hereafter repealed or ceases to be in force, such Law will not thereafter be deemed to preclude the application of this paragraph.

          26. Non-Waiver. The failure of Beneficiary to insist upon strict performance of any term of this Deed of Trust will not be deemed to be a waiver of any term of this Deed of Trust. Trustor will not be relieved of its obligation to pay the Obligations at the time and in the manner provided for its payment in the Notes, the Loan Agreement and the Loan Documents (nor will any of Trustor's other obligations hereunder or obligations under the Loan Agreement or the other Loan Documents be in any way affected) by reason of (i) failure of Beneficiary to comply with any request of Trustor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Notes, the Loan Agreement, any other Loan Documents or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Obligations, or (iii) any agreement or stipulation between Beneficiary and any subsequent owner or owners of the Trust Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Notes, the Loan Agreement, the Loan Documents, this Deed of Trust or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, without first having obtained the consent of Trustor (which consent will not be unreasonably withheld or delayed), will continue to be obligated to pay the Obligations at the time and in the manner provided in the Notes, the Loan Agreement, the Loan Documents, and this Deed of Trust (as so extended, modified or supplemented, if such be the case) and will continue to be obligated to perform its other obligations hereunder and under the Loan Agreement and the Loan Documents (in each case, as so extended, modified and supplemented) unless expressly released and discharged from such obligation by Beneficiary in writing. Regardless of consideration, and (subject to the Loan Agreement) without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Notes, the Loan Agreement, the Loan Documents or this Deed of Trust (including without limitation a modification of the interest rate payable on the principal balance of the Notes) without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest.

          27. Remedies Cumulative. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the rights of Beneficiary thereafter to foreclose this Deed of Trust. Beneficiary will not be limited exclusively to the rights and remedies herein stated but will be entitled to every additional right and remedy now or hereafter afforded by Law or equity. The rights of Beneficiary under this Deed of Trust will be separate, distinct and cumulative and none will be given effect to the exclusion of the others. No act of Beneficiary will be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary will be entitled to enforce payment of the Obligations and performance of any of the obligations of Trustor and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or any Laws now or hereafter in force, notwithstanding that some or all of such obligations may now or hereafter be otherwise secured, whether by mortgage, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to other powers herein contained, will prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustor, it being stipulated that Beneficiary will be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary in such order and manner as Beneficiary, in accordance with the terms hereof, may determine. Every power or remedy given by the Loan Agreement, this Deed of Trust or any of the other Loan Documents to Beneficiary or to which Beneficiary is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary.

          28. Liability. If Trustor consists of more than one person, the obligations and liabilities of each such person hereunder will be joint and several.

          29. Prepayment After Event of Default. If following the occurrence of any Event of Default under this Deed of Trust and an exercise by Beneficiary of its option to declare the Obligations immediately due, Trustor tenders payment of an amount sufficient to satisfy the entire Obligations at any time prior to a sale of the Trust Property, any such payment will be accepted by Beneficiary only if such payment is permitted at such time under the provisions of the Loan Agreement and the Loan Documents.

          30. Construction. The terms of this Deed of Trust will be construed in accordance with the laws of the State of California.

          31. Security Agreement. This Deed of Trust constitutes both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code of the State of California and the Trust Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Trustor in the Trust Property. Trustor, by executing and delivering this Deed of Trust, has granted to Beneficiary, as security for the Obligations, a security interest in such of the Trust Property as is governed by the Uniform Commercial Code. Upon the occurrence and continuation of an Event of Default hereunder, Beneficiary, in addition to any other rights and remedies it may have, has and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code including, without limiting the generality of the foregoing, the right to take possession of such of the Trust Property as is governed by the Uniform Commercial Code personally, through an agent or by means of a court-appointed receiver, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of such part of the Trust Property. Upon request or demand of Beneficiary, Trustor will at its expense assemble such of the Trust Property as is governed by the Uniform Commercial Code and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Trustor will pay or arrange to be paid to Beneficiary on demand any and all reasonable and documented expenses, including reasonable legal expense and attorneys' fees, incurred or paid by Beneficiary in protecting the interest in the Trust Property herein granted and in enforcing its rights hereunder with respect to such part of the Trust Property. Any notice of sale, disposition or other intended action by Beneficiary with respect to such part of the Trust Property sent to Trustor in accordance with the provisions of this Deed of Trust at least thirty (30) days prior to the date of any such sale, disposition or other action, will constitute reasonable notice to Trustor, and the method of sale or disposition or other intended action set forth or specified in such notice will conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Trustor within ten (10) days after receipt by Trustor of such notice.

          32. Further Acts, etc. Trustor will, at the cost of Trustor and without expense to Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary will, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby mortgaged or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on reasonable demand, will execute and deliver, and hereby authorizes Beneficiary to execute in the name of Trustor to the extent Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property.

          33. Headings, etc. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          34. Recording of Deed of Trust, etc. Trustor, upon the execution and delivery of this Deed of Trust and thereafter from time to time, will cause this Deed of Trust and any security instrument creating a lien or evidencing the lien hereof upon the Trust Property and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Beneficiary in the Trust Property. Trustor will pay all filing, registration or recording fees, and all expenses actually incurred incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges (including without limitation documentary stamp taxes and intangible personal property taxes) arising out of or in connection with the execution and delivery of this Deed of Trust or the Obligations secured hereby, any mortgage supplemental hereto, any security instrument or financing statement with respect to the Trust Property or any instrument of further assurance. Trustor will hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

          35. Usury Laws. This Deed of Trust, the Loan Agreement and the Notes are subject to the express condition that at no time will Trustor be obligated or required to pay interest on the principal balance due under the Notes or any of the other Loan Documents at a rate that could subject the holder of any Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate that Trustor is permitted by Law to contract or agree to pay. If by the terms of this Deed of Trust, the Notes or any of the other Loan Documents, Trustor is at any time required or obligated to pay interest on the principal balance due under this Deed of Trust, the Notes or any of the other Loan Documents at a rate in excess of such maximum rate, the rate of interest under this Deed of Trust, the Notes or such of the other Loan Documents, as the case may be, will be deemed to be immediately reduced to such maximum rate and the interest payable will be computed at such maximum rate and all prior interest payments in excess of such maximum rate will be applied and will be deemed to have been payments in reduction of the principal balance of the Notes.

          36. Discretion of Beneficiary. Except as otherwise specifically provided in this Deed of Trust, wherever pursuant to this Deed of Trust Beneficiary exercises any right given to it to consent or to withhold its consent, to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to consent or to withhold its consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory will be exercised within the reasonable judgment of Beneficiary.

          37. Recovery of Sums Required To Be Paid. Beneficiary has the right from time to time to take action to recover any sum or sums that constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations will be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

          38. Absolute and Unconditional Obligation. Trustor acknowledges that its obligation to pay the Obligations in accordance with the provisions of the Notes, the Loan Agreement and the Loan Documents is and will at all times continue to be absolute and unconditional in all respects, and will at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever that might otherwise constitute a defense to the Notes, the Loan Agreement or any of the Loan Documents or the obligation of Trustor to pay the Obligations or the obligations of any other person relating to the Notes, the Loan Agreement or any of the Loan Documents or the obligations of Trustor under the Notes, the Loan Agreement or any of the Loan Documents, and to the full extent permitted by Law, Trustor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Trustor to pay the Obligations in accordance with the provisions of the Notes, the Loan Agreement and the Loan Documents or the obligations of any other person relating to the Notes, the Loan Agreement or any of the Loan Documents, or in any action or proceeding brought by Beneficiary to collect the Obligations, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing repayment of the Obligations, in whole or in part. Trustor's personal liability with respect to the Obligations, however, is limited as set forth in the Loan Agreement and the Notes.

          39. Indemnification. If Beneficiary is made a party defendant to any litigation concerning the Notes, the Loan Agreement, this Deed of Trust, any other Loan Document or the Trust Property or any part thereof or interest therein, or the occupancy thereof by Trustor, then Trustor will indemnify, defend and hold Beneficiary harmless from all liability (excepting Beneficiary's gross negligence or willful misconduct as finally determined by a Government Instrumentality of competent jurisdiction) by reason of said litigation, including reasonable documented attorneys' fees and expenses incurred by Beneficiary in any such litigation, whether or not any such litigation is prosecuted to judgment. If Beneficiary commences an action against Trustor due to an Event of Default by Trustor hereunder, Trustor will pay or arrange to pay Beneficiary's reasonable documented attorneys' fees and expenses, together with interest thereon at the Default Rate from the date the same are paid to the date of reimbursement by Trustor and the right to such attorneys' fees and expenses will be deemed to have accrued on the commencement of such action, and will be enforceable whether or not such action is prosecuted to judgment. If Trustor breaches any term of this Deed of Trust, Beneficiary may engage an attorney or attorneys to protect Beneficiary's rights hereunder, and in the event of such engagement following any breach by Trustor, Trustor will pay Beneficiary's reasonable attorneys' fees and expenses so incurred, whether or not an action is actually commenced against Trustor by reason of breach.

          40. Authority. Trustor (and the undersigned representative of Trustor) has full power, authority and legal right to execute this Deed of Trust and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be kept and observed.

          41. Actions and Proceedings. Beneficiary, upon reasonable prior notice to Trustor, has the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary reasonably determines is necessary to protect Beneficiary's interest in the Trust Property.

          42. Inapplicable Provisions. If any term, covenant or condition of this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, this Deed of Trust will be construed without such provision.

          43. Counterparts. This Deed of Trust may be executed in any number of counterparts and all such counterparts will be deemed to constitute but one and the same instrument.

          44. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust will be used interchangeably in singular or plural form and the word "Trustor" will include any subsequent owner or owners of the Trust Property or any part thereof or interest therein; the word "Notes" will mean the Notes or any other evidence of indebtedness secured by this Deed of Trust; the word "Beneficiary" will mean all of or any of the entities constituting Beneficiary, as the context requires; the words "Trust Property" will include any portion of the Trust Property or interest therein; and the word "Obligations" will mean all sums and performance secured by this Deed of Trust. Whenever the context may require, any pronouns used herein will include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns will include the plural and vice versa.

          45. Waiver of Statutory Rights. Trustor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Trust Property marshaled upon any foreclosure of the lien of this Deed of Trust and agrees that any court having jurisdiction to foreclose such lien may order the Trust Property sold as an entirety.

          46. Surrender. Upon the occurrence and continuance of any Event of Default and upon commencement of any foreclosure action by Beneficiary or its agents or attorneys of the right to exclude Trustor from all or any part of the Trust Property, Trustor agrees to vacate and surrender possession of the Trust Property to Beneficiary, or to a receiver, if any.

          47. Relationship. The relationship of Beneficiary to Trustor hereunder is strictly and solely that of the agent for certain lenders and borrower and nothing contained in the Notes, this Deed of Trust, the Loan Agreement or any other Loan Document is intended to create, or will in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Trustor other than as lender and borrower.

          48. Waiver of Notice. Trustor will not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Beneficiary to Trustor and Trustor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary to Trustor; provided, that this provision does not nullify any provision contained in any other Loan Document requiring Beneficiary to give notice to Trustor.

          49. Integration. The Loan Documents contain the complete agreement among Trustor, Beneficiary and the other parties thereto with respect to the matters contained therein and supersede all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained therein.

          50. No Oral Change. This Deed of Trust may only be modified or amended by an agreement in writing signed by Trustor and Beneficiary, and may only be released, discharged or satisfied of record by an agreement in writing signed by Beneficiary. No waiver of any term, covenant or provision of this Deed of Trust will be effective unless given in writing by Beneficiary and if so given by Beneficiary will only be effective in the specific instance in which given. Trustor acknowledges that the Notes, this Deed of Trust, the Loan Agreement and the other Loan Documents set forth the entire agreement and understanding of Trustor and Beneficiary with respect to the Obligations secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the Obligations secured hereby other than those set forth in the Notes, this Deed of Trust, the Loan Agreement and the other Loan Documents

          51. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRUSTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR..

          52. Trustee; Successor Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of Trustee's gross negligence or willful misconduct. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Trust Property for debts contracted or liability or damages or damages incurred in the management or operation of the Trust Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Trustor will, from time to time, reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by him in the performance of his duties. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder. Trustee may resign by giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by Beneficiary or if for any or no reason and without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall, without any formality or notice to Trustor or any other person, have full power to appoint a substitute trustee and, if Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Each appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary, shall (i) be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, (ii) duly assign and transfer all the estates, properties, rights, powers and trusts of Trustee so ceasing to act and (iii) be notice of such proper substitution and appointment to all parties in interest. In addition, such Trustee ceasing to act shall duly assign, transfer, and deliver any of the property and monies held by Trustee to the successor Trustee so appointed in its or his place. The Trustee may act in the execution of this trust and may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including without limitation, the transmittal and posting of any notices and it shall not be necessary for any Trustee to be present in person at any foreclosure sale.

          53. Future Advances; Protective Advances. This Deed of Trust is given to secure not only existing indebtedness, but also all future advances (whether such advances are obligatory or are to be made at the option of Beneficiary, or otherwise) as are made by Beneficiary within twenty (20) years of the date of this Deed of Trust, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust, even though there may be no indebtedness outstanding at the time any such advance is made. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but all indebtedness secured hereby shall in no event, exceed the amount equal to two (2) times the principal sum of the Loan as specified in the preamble paragraph of this Deed of Trust. This Deed of Trust secures all advances, disbursements and expenditures made by Beneficiary before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the purposes authorized by this Deed of Trust or by Applicable Law.

          54. Variable Interest Rate. The Loan secured by this Deed of Trust is a variable interest rate loan, as more particularly set forth in the Loan Agreement.

                                     PART II
                            STATE-SPECIFIC PROVISIONS

          55. Conflicts With Part I. In the event of any conflict between the provisions of this Part II and any provision of Part I, then the provisions of this Part II shall control.

          56. Additional Security Agreement Provisions.

               (a) With respect to fixtures, Beneficiary or Trustee may elect to treat same as either real property or personal property and proceed to exercise such rights and remedies applicable to the categorization so chosen. Beneficiary may proceed against the items of real property and any items of Trust Property separately or together in any order whatsoever, without in any way affecting or waiving Beneficiary's rights and remedies under the Uniform Commercial Code, this Deed of Trust or the Notes. Trustor acknowledges and agrees that Beneficiary's rights and remedies under this Deed of Trust and the Notes shall be cumulative and shall be in addition to every other right and remedy now or hereafter existing at law, in equity, by statute or by agreement of the parties.

               (b) Trustor agrees that this Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the County in which the Trust Property is located with respect to any and all fixtures included within the term "Site" or "Improvements" as used in the Loan Documents and with respect to any goods and other personal property that may now be or hereafter become fixtures. The names and mailing addresses of the debtor (Trustor) and the secured party (Beneficiary) are set forth on the first page of this Deed of Trust. The organization identification number for Trustor is DE3957429. Trustor is the record owner of the Trust Property. The personal property described above is the collateral covered by this financing statement. Any reproduction of this Deed of Trust or any other security agreement or financing statement shall be sufficient as a financing statement. Trustor hereby
(i) authorizes Beneficiary at any time and from time to time to file financing statements, continuation statements and amendments thereto that describe the collateral as all assets of Trustor or words of similar effect (regardless of whether any particular asset of Trustor falls within the scope of the Uniform Commercial Code or the granting clauses of the Loan Documents) and that contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Trustor is an organization, the type of organization and any organization identification number issued to Trustor, and (ii) ratifies such authorization to the extent that Beneficiary has filed any such financing or continuation statements, or amendments thereto prior to the date hereof.

          57. Additional Remedies Provision. Upon the occurrence and continuance of an Event of Default, Trustor hereby authorizes and empowers Beneficiary in its sole discretion, without any notice or demand and without affecting the lien and charge of this Deed of Trust, to exercise any right or remedy which Beneficiary may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action as to any collateral security for the obligations, whether real, personal or intangible property. Without limiting the foregoing, Trustor specifically agrees that any action maintained by Beneficiary for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of the Trust Property shall not constitute an "action" within the meaning of ss.726 of the California Code of Civil Procedure.


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

     In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Trust Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9607 or any other applicable section of the Uniform Commercial Code. Where the Trust Property consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law.

     Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9604(a) of the Uniform Commercial Code; and if Beneficiary elects to proceed in the manner permitted under Section 9604(a)(1)(B) of the Uniform Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Trust Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by the Beneficiary to accelerate the maturity of said obligation, which is made by Trustor or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall, in accordance with the terms of Section 9604(a) of the Uniform Commercial Code, not prohibit the Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the secured obligation and to the Beneficiary's and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Any sale of personal property hereunder shall be conducted in any manner permitted by Section 9601 of the Uniform Commercial Code or any other applicable provision of the Uniform Commercial Code.

     Should Beneficiary elect to sell any portion of the Trust Property which is real property or which is personal property or fixtures that Beneficiary has elected to sell together with real property in accordance with the laws governing a sale of real property, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell said real


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

property or part thereof at public auction to the highest bidder for cash in lawful money of the United States or in such other manner as Beneficiary shall direct which is not prohibited by applicable law. Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor. Beneficiary may sell the Trust Property for any amount it deems acceptable, whether or not such amount is equal to the Obligations, or otherwise. Trustor authorizes and empowers Trustee, upon any sale hereunder, to execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession, and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein. Upon any foreclosure sale hereunder, Trustor shall immediately surrender and deliver possession to the purchaser. If Trustor fails to do so, Trustor shall be a tenant at will of the purchaser and such purchaser shall have the right to bring an action of forcible entry and detainer.

     Without limiting any other rights provided to Beneficiary herein or in any of the Loan Documents, Beneficiary shall have the benefits of California Code of Civil Procedure ss. 736, as the same may be amended from time to time. Upon any Event of Default, in addition to any other remedies provided therein and applicable law, Beneficiary shall have the right to waive its lien against the Trust Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against the Trustor and all of the Trustor's assets and property for the recovery of any deficiency, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure Section 483.010.

          58. Additional Waivers. Upon the occurrence and continuance of an Event of Default, Trustor hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Deed of Trust or the Loan Agreement) and waives any right to require Beneficiary to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise.

          59. Loan Document Approval. Trustor has read and hereby approves the Notes, the Loan Agreement, this Deed of Trust, the other Loan Documents and all other documents relating thereto. Trustor acknowledges that it has been represented by counsel of its choice to review the Notes, the Loan Agreement, this Deed of Trust, the other Loan Documents and all other documents relating thereto and said counsel has explained and Trustor understands the provisions thereof.

          60. Additional Provisions. No merger of any interests shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Trust Property unless Beneficiary consents to a merger in writing, including without limitation any merger which may arise, upon foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof by Beneficiary. Upon the indefeasible payment and performance in full of all obligations secured by this Deed of Trust, Beneficiary shall request Trustee to reconvey the Trust Property and shall surrender this Deed of Trust and all agreements or notes evidencing indebtedness secured by this Deed of Trust to Trustee. Upon payment of its fees and any other sums owing to it under this Deed of Trust, Trustee shall reconvey the Trust Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay all costs of recordation, if any. The recitals in such conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy said Notes and this Deed of Trust unless otherwise directed by Beneficiary.

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

          IN WITNESS WHEREOF, Trustor has executed this instrument as of the day and year first above written.

                                         TRUSTOR:

                                         PACIFIC ETHANOL MADERA LLC,
                                         a Delaware limited liability company

                                         By: /s/ Ryan Turner
                                             -------------------------------
                                             Name:
                                             Title: